UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a−101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the registrant ☑
Filed by a party other than the registrant 

Check the appropriate box:

	Preliminary proxy statement

	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

	Definitive proxy statement.

☑	Definitive additional materials.

	Soliciting material under Rule 14a-12.

Northern Lights Fund Trust IV
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

	☑	No fee required.

		Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:
	Fee paid previously with materials.

	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

SHAREHOLDER SERVICES

Shareholder Name

Address 1

Address 2

Address 3

IMPORTANT NOTICE

Dear Shareholder:

We have tried unsuccessfully to contact you about a very important matter regarding your investment in the FormulaFolio Hedged Growth ETF, FormulaFolios Smart Growth ETF, FormulaFolios Tactical Growth ETF and FormulaFolios Tacical Income ETF Fund (the “Funds”). This pertains to a significant operating initiative for the Funds, which requires your response.

It is essential that we speak to you regarding this matter. The call will only take a few moments of your time and there is no confidential information required.

Please call us toll-free at (800) 488-8075 between 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday. At the time of the call please reference the number listed below.

Best regards,

Jason Crump

Vice President of Relationship Management

REFERENCE NUMBER: 123456789

IMPORTANT NOTICE REGARDING YOUR INVESTMENT

October 14, 2020

ADJOURNED SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholder:

We are almost there, but we need your help. FormulaFolios Hedged Growth ETF, FormulaFolios Smart Growth ETF, FormulaFolios Tactical Growth ETF and FormulaFolios Tactical Income ETF Fund (the “Funds”) convened their special meeting of shareholders, October 9, 2020, and adjourned, without any business being conducted. The proposal being considered at the Special Meeting is the approval of a new investment advisory agreement by and between Northern Lights Fund Trust IV (the “Trust”), on behalf of the Funds, and FormulaFolio Investments LLC (the “Adviser”), the current investment adviser to the Funds (the “New Advisory Agreement”). No fee increase is proposed.

The Board unanimously approved the New Advisory Agreement at a meeting held on April 27, 2020. However, the Investment Company Act of 1940 requires that Fund shareholders approve the New Advisory Agreement before it can become effective. The approval of the New Advisory Agreement will not result in any change in advisory fees or any other fees or expenses paid by the Funds. The Special Meeting has been adjourned once again until Friday, November 6, 2020, to afford additional time to solicit shareholder votes in order to achieve quorum and hold the Meeting. The current interim advisory agreement in place between the Trust, on behalf of the Funds, and the Adviser will expire in November.

Our records indicate your shares of the Fund have yet to be voted. We apologize for the continued follow-up regarding this matter. HOWEVER, IT IS CRITICAL THAT WE RECEIVE YOUR PROXY VOTE BY NOVEMBER 6, 2020. Please help us to avoid further delay and costs by taking a moment to cast your vote today.

We value your time and have set up convenient voting options. Should you have any questions about the proposals, or about how to vote, please call (800) 488-8075.

Thank you in advance to your attention to this important matter.

Best regards,

Jennifer Farrell

Secretary

Here are the convenient methods to cast your vote today:

1.	Vote by Phone:. Call one of our proxy specialists toll-free at (800) 488-8075, Monday through Friday, from 9 a.m. to 10 p.m. Eastern Time. You will need the control number, which can be found on your proxy card(s) enclosed with this letter.

2.	Vote by Touch-Tone Phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).

3.	Vote Online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.

4.	Vote by Mail: You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

We would be very grateful if you would use any one of the above voting methods listed to ensure that your vote is recorded by or before November 6, 2020.

IMPORTANT NOTICE REGARDING YOUR INVESTMENT

October 14, 2020

ADJOURNED SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholder:

We are almost there, but we need your help. FormulaFolios Hedged Growth ETF, FormulaFolios Smart Growth ETF, FormulaFolios Tactical Growth ETF and FormulaFolios Tactical Income ETF Fund (the “Funds”) convened their special meeting of shareholders, October 9, 2020, and adjourned, without any business being conducted. The proposal being considered at the Special Meeting is the approval of a new investment advisory agreement by and between Northern Lights Fund Trust IV (the “Trust”), on behalf of the Funds, and FormulaFolio Investments LLC (the “Adviser”), the current investment adviser to the Funds (the “New Advisory Agreement”). No fee increase is proposed.

The Board unanimously approved the New Advisory Agreement at a meeting held on April 27, 2020. However, the Investment Company Act of 1940 requires that Fund shareholders approve the New Advisory Agreement before it can become effective. The approval of the New Advisory Agreement will not result in any change in advisory fees or any other fees or expenses paid by the Funds. The Special Meeting has been adjourned once again until Friday, November 6, 2020, to afford additional time to solicit shareholder votes in order to achieve quorum and hold the Meeting. The current interim advisory agreement in place between the Trust, on behalf of the Funds, and the Adviser will expire in November.

Our records indicate your shares of the Fund have yet to be voted. We apologize for the continued follow-up regarding this matter. HOWEVER, IT IS CRITICAL THAT WE RECEIVE YOUR PROXY VOTE BY NOVEMBER 6, 2020. Please help us to avoid further delay and costs by taking a moment to cast your vote today.

We value your time and have set up convenient voting options. Should you have any questions about the proposals, or about how to vote, please call (800) 488-8075 extension 14464.

Thank you in advance to your attention to this important matter.

Best regards,

Jennifer Farrell

Secretary

Here are the convenient methods to cast your vote today:

1.	Vote by Touch-Tone Phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).

2.	Vote Online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.

3.	Vote by Mail: You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

We would be very grateful if you would use any one of the above voting methods listed to ensure that your vote is recorded by or before November 6, 2020.